Prospectus Supplement
dated March 8, 1999 to:

PUTNAM VARIABLE TRUST (THE "TRUST")                    50971 3/99
Prospectuses dated April 30, 1998 and April 30, 1998, as revised
July 2, 1998

In the section entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") that have primary responsibility for the day-to-day management of the portfolios of Putnam VT Asia Pacific Fund is replaced with the following:

                                 BUSINESS EXPERIENCE
                         YEAR    (AT LEAST 5 YEARS)
                         ------- -----------------------------


PUTNAM VT ASIA PACIFIC
 GROWTH FUND

Paul Warren             1997     Employed by Putnam Management since 1997.
Senior Vice President            Prior to May, 1997, Mr. Warren was employed
                                 by IDS Fund Management.  Prior to August,
                                 1994, he was employed by Pilgrim Baxter
                                 Associates.

Carmel Peters           1999     Employed by Putnam Management since 1997.
Senior Vice President            Prior to May, 1997, Ms. Peters was a Managing
                                 Director and CIO of Wheelock Natwest
                                 Investment Management, Hong Kong, and
                                 prior to February, 1996, Ms. Peters was a Director and CIO at Rothschild Asset
                                 Management Asia Pacific, Hong Kong.